UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

REPLIGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14656	04-2729386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 250-0111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 23, 2016, Repligen Corporation (the “Company”) entered into an amendment (the “Lund Amendment”) to its Strategic Supplier Alliance Agreement, effective July 7, 2011 (the “Lund Supply Agreement”), with GE Healthcare Bio-Sciences AB, a GE Healthcare company (“GEHC”) and an amendment (the “Waltham Amendment”) to its Strategic Supplier Alliance Agreement, effective January 1, 2010 (the “Waltham Supply Agreement” and, together with the Lund Supply Agreement as amended, the “Supply Agreements”), with GEHC. The Lund Amendment extends the term of the Lund Supply Agreement until December 31, 2019, and the Waltham Supply Agreement expires on December 31, 2021, each unless terminated earlier, including for material breach or other specified reasons, pursuant to their terms.

The Company manufactures and sells to GE Healthcare proprietary Protein A ligands (the “Products”), which are reagents used in the purification of monoclonal antibody therapeutics. GEHC is required to provide forecasts of its anticipated purchases of the Products, and the average price charged by the Company for the Products is subject to volume-based prices, all as set forth in the Supply Agreements. Under the terms of the Supply Agreements and consistent with the agreements prior to the Waltham Amendment and the Lund Amendment, GEHC is required to purchase the vast majority of GEHC’s worldwide requirement for the Products from the Company, subject to GEHC’s right to reduce such percentage in certain circumstances.

The Company expects to file the Lund Amendment and the Waltham Amendment as exhibits to its Quarterly Report on Form 10-Q for the first quarter ending March 31, 2016 and intends to seek confidential treatment for certain terms and provisions of such amendments. The foregoing descriptions of the Lund Amendment and Waltham Amendment are qualified in their entirety by reference to the complete text of such amendments when filed.

Item 7.01.	Regulation FD Disclosure.

On February 24, 2016, the Company issued a press release relating to the Lund Amendment and the Waltham Amendment with GEHC. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 and the Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release by Repligen Corporation, February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: February 24, 2016	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release by Repligen Corporation, dated February 24, 2016.